BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 8, 2021 01:53 PM Pacific Time

Incorporation Number: **BC0446713**

Recognition Date: Incorporated on May 11, 1993

NOTICE OF ARTICLES

Name of Company:

LION COPPER AND GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Naugle, Charles Travis

Mailing Address:	**Delivery Address:**
23768 SHOOTING STAR DRIVE GOLDEN CO 80401 UNITED STATES	23768 SHOOTING STAR DRIVE GOLDEN CO 80401 UNITED STATES

Last Name, First Name, Middle Name:
Pressello, Thomas

Mailing Address:	**Delivery Address:**
#10A - 1568 WEST 12TH AVENUE VANCOUVER BC V6J 2E1 CANADA	#10A - 1568 WEST 12TH AVENUE VANCOUVER BC V6J 2E1 CANADA

Last Name, First Name, Middle Name:
Alford, Tony

Mailing Address:	**Delivery Address:**
7040 INTERLAKEN DR. KERNERSVILLE NC 27285 UNITED STATES	7040 INTERLAKEN DR. KERNERSVILLE NC 27285 UNITED STATES

Last Name, First Name, Middle Name:
PATTON, THOMAS C.

Mailing Address:	**Delivery Address:**
1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA	1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA

Last Name, First Name, Middle Name:
Goodman, Stephen

Mailing Address:	**Delivery Address:**
1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA	1200-750 WEST PENDER STREET VANCOUVER BC V6C 2T8 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached